--------------------------------------------------------------------------------
                                                                          Page 1
--------------------------------------------------------------------------------

                                                                   EXHIBIT 10.55

August 25, 1997


Empire Industries, Inc.
501 Daniel Street
Tarboro, North Carolina

               RE:  FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

Gentlemen:

      Reference is made to that certain Loan and Security Agreement (as amended, the "Loan Agreement") dated as of May 29, 1996 among Empire Industries, Inc., LaSalle National Bank as collateral agent ("Collateral Agent") for itself ("LaSalle"), BT Commercial Corporation, as a lender ("BTCC") and each other lender now or hereafter a party to the Loan Agreement (LaSalle, BTCC and each such other lender are sometimes collectively referred to as "Lenders"), BTCC as administrative agent for all Lenders ("Administrative Agent") and all other Lenders. Borrower has requested that Collateral Agent, Administrative Agent and Lenders agree to amend the Loan Agreement in certain respects. Agents and Lenders are willing to do so on the terms and subject to the conditions set forth herein. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.    The Loan Agreement is hereby amended as follows:

            (a) Paragraph 12(o) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

            "(o) Borrower's Tangible Net Worth shall not at any time be less than the "Minimum Tangible Net Worth"; Minimum Tangible Net Worth being defined for purposes of this subparagraph as (i) $2,000,000 for the period beginning June 30, 1997 and ending September 30, 1997, (ii) $4,000,000 for the period beginning October 1, 1997 and ending December 31, 1997 and (iii) $5,000,000 for the period beginning January 1, 1998 and ending February 15, 1998; provided, that in all cases Minimum Tangible Net Worth shall automatically be adjusted as follows: (A) it shall be increased dollar-for-dollar by the amount of any equity raised by Borrower's Parent after August 1, 1997 and (B) it shall be decreased by the amount of any write-offs with respect to the sale of Caldwell Button, Inc., the discontinuation of the Power Driver product line or the discount or settlement of any Accounts owing by Centrex; "Tangible Net Worth" being defined for purposes of this subparagraph

--------------------------------------------------------------------------------
                                                                          Page 2
--------------------------------------------------------------------------------


      as Borrower's shareholders' equity (including retained earnings) LESS the book value of all intangible assets as determined solely by Collateral Agent on a consistent basis PLUS the amount of LIFO reserve plus the amount of any debt subordinated to Agents and Lenders on the date hereof, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement most recently presented to Collateral Agent prior to the date hereof except as set forth herein;"

            2. The covenant contained in Paragraph 12(p) of the Loan Agreement is hereby suspended until February 28, 1998. Commencing in January, 1998, Borrower, Agents and Lenders shall negotiate in good faith to set new covenant levels for Paragraphs 12(o) and 12(p) beginning February 16, 1998. In connection with such negotiations, Borrower hereby agrees to deliver financial projections of Borrower for its fiscal year ending December 31, 1998 no later than January 15, 1998, which projections shall reflect the results of Borrower's 1997 fiscal year end financial statements, a draft of which shall be included with such projections. In the event that such good faith negotiations do not result in an agreement of the parties, commencing February 15 the covenants contained in Paragraphs 12(o) and 12(p) prior to this Amendment shall be reinstated until such time as the parties agree to reset such covenants.

            3. This Amendment shall not become effective until this Amendment is fully executed by all parties hereto.

--------------------------------------------------------------------------------
                                                                          Page 3
--------------------------------------------------------------------------------


            Except as expressly consented to and amended hereby, the Loan Agreement and Exhibit A thereto remain unchanged and of full force and effect in accordance with the terms thereof.

                         LASALLE NATIONAL BANK, as Collateral Agent and Lender

                         By   /s/ Robert Corsentino
                            ----------------------------
                            Its  Senior Vice President



Consented and agreed to this 25th day of August, 1997.

BT COMMERCIAL CORPORATION, as Administrative Agent and a Lender

By   /s/ Wayne Hillock
    -------------------------
Its    Senior Vice President

CONGRESS FINANCIAL CORPORATION (CENTRAL), as a Lender

By   /s/ Brett Hook
    -----------------------
Its  Vice President

THE CIT GROUP/CREDIT FINANCE, INC., as a Lender

By   /s/ Terrence Shope
     ---------------------
Its  Vice President

FINOVA CAPITAL CORPORATION, as a Lender

By   /s/ Peter Martinez
     -----------------------
Its

--------------------------------------------------------------------------------
                                                                          Page 4
--------------------------------------------------------------------------------


Accepted and agreed to this 25th day of August, 1997.

EMPIRE INDUSTRIES, INC.

By   /s/ William H. Craig
     --------------------------
Its  Chief Financial Officer



The undersigned Guarantor hereby acknowledges that it has read the foregoing amendment and all previous amendments and hereby reaffirms its guaranty of the obligations of Borrower this 25th day of August, 1997.

EMPIRE OF CAROLINA, INC.

By   /s/ William H. Craig
     --------------------------
Its  Chief Financial Officer



1301852.01

Attachment

        cc:  American Stock Exchange